Regency Energy Partners LP

Morgan Stanley MLP and Diversified Natural Gas Corporate Access Day

March 16, 2010



REGENCY
ENERGY PARTNERS

Forward Looking Statements

Certain matters discussed in this report include "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2009 Highlights



2009 Highlights

2009 Goals	Execution	Achieved
▶ Achieve adjusted EBITDA guidance range	▶ Generated $205 million in adjusted EBITDA with four solid quarters of operating performance for full-year 2009	✓
▶ Complete Haynesville Expansion Project under budget	▶ Construction completed under budget in January 2010 on base project and Red River Lateral Expansion	✓
▶ Execute growth strategy	▶ Completed over $705 million of growth projects during 2009[1] ▶ Raised over $1.2 billion in capital in 2009 to prudently fund organic growth projects	✓
▶ Strengthen balance sheet	▶ Lowered Debt/EBITDA ratio ▶ Improved liquidity by lowering revolver balance from $769 million at year-end 2008 to $420 million at year-end 2009	✓
▶ Manage commodity risk	▶ Increased adjusted segment margin from fee-based businesses to 71% for full-year 2009 ▶ Instituted comprehensive quarterly rolling-hedge program to further limit exposure to commodity price fluctuations	✓
▶ Maintain quarterly distribution	▶ Distributed $0.445 per common unit for each quarter of 2009, totaling $1.78 per unit for the full year	✓

1 Includes 100% of Haynesville Joint Venture growth projects

2009 Highlights: Haynesville Shale Expansions

REGENCY ENERGY PARTNERS

Haynesville Expansion Project[1]

Projects Announced	Description	Completion Date / Expected Completion
Base Project	▪ Adds 1.1 Bcf/d of capacity with 46 miles of 36" pipe, 75 miles of 42" pipe and 14,200 HP of compression	▪ Completed January 2010
Red River Lateral	▪ $47 million pipeline extension to increase capacity on RIGS ▪ Adds approximately 100,000 MMBtu/d of capacity, bringing total project capacity to ~1.2 Bcf/d	▪ Completed January 2010
Logansport Expansion Phase I	▪ $47 million extension of Nexus Gathering System in north Louisiana ▪ Provides gathering customers with additional high-value takeaway options in DeSoto Parish, LA and Shelby County, TX ▪ Adds approximately 450 - 485 MMcf/d of gathering capacity through 17 miles of 24" pipeline, as well as associated compression and dehydration facilities ▪ Adds approximately 300 MMcf/d of new delivery interconnect capacity to CenterPoint's Line CP	▪ Second Quarter 2010
Logansport Expansion Phase II	▪ $40 million expansion to gather gas from dedicated acreage to Logansport Phase I CP Interconnect ▪ Construction of amine treating plant with capacity up to 300 MMcf/d ▪ Adds approximately 15 miles of gathering lines ▪ Expands interconnect capacity at Tennessee Gas Pipeline and LIG by 100 MMcf/d and 30 MMcf/d, respectively, for a combined incremental cost of ~$2.1 million	▪ Mid-Year 2010

SUMMARY

Invested Capital: $787 million	Incremental Pipeline Capacity: 1.2 Bcf/d	Incremental Gathering Capacity: 450-485 MMcf/d	Incremental Takeaway Capacity: 435 MMcf/d	Treating Capacity: 300 MMcf/d

1 The Haynesville Expansion Project, including the base project and Red River Lateral, was funded by the Haynesville Joint Venture, of which Regency currently owns 43%. The Logansport Expansion Phase I and Logansport Expansion Phase II are gathering projects not included in the Joint Venture and are funded and owned entirely by Regency

Business Review



Business Review: Quarter-Over-Quarter Performance

- Demonstrated consistent performance across all four quarters of 2009
- Generated $420 million of combined adjusted total segment margin in 2009, with each of our three businesses remaining relatively steady over the course of the year



2009 Adjusted EBITDA
$ in millions
$60
$50
$40
$30
$20
$10
$0
$54
$51
$49
$51
Q1 2009
Q2 2009
Q3 2009
Q4 2009



2009 Combined Adjusted Total Segment Margin
$ in millions
$120
$100
$80
$60
$40
$20
$0
$106
$106
$104
$104
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Gathering and Processing
Transportation[1]
Compression
Corporate and Others[2]

- Our results in the second half of 2009 are generally indicative of what we view our current base EBITDA run-rate to be, after factoring in volume declines, commodity prices and hedging impacts
  - Base EBITDA run-rate excludes contributions from growth capital projects, most notably the recently-completed RIGS expansions and Logansport gathering projects, which will contribute results for less than the full year 2010

1 Combined Transportation segment margin sums 100% of the segment margin of Haynesville Joint Venture and RIGS
2 Corporate and Others segment margin is net of inter-segment eliminations

Business Review: Transportation Segment Performance

- Combined transportation segment volumes were down quarter-over-quarter throughout 2009 due to a decline in volumes driven by reduced levels of Cotton Valley drilling and compressed basis differentials between east Texas and north Louisiana
- Segment margins remained relatively flat because of the high portion of contracted firm transportation charges in our revenue mix

Historical Combined Transportation Throughput and Segment Margin[1,2]


MMBtu/d (000s)
900
800
700
600
500
400
300
200
100
0
811
745
736
640
$14
$12
$10
$8
$6
$4
$2
$0
$ in millions
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Transportation Throughput
Intersegment Volumes
Combined Transportation Segment Margin

1 Intersegment volumes reflect volumes moved through both Regency's Gathering and Processing and Transportation segments; Transportation volumes assume 100% Joint Venture ownership

2 Combined Transportation segment sums 100% of the segment margin of the Haynesville Joint Venture and RIGS

Business Review: Transportation Segment Growth

- Regency's Haynesville Expansion Project is the first material increase in capacity that has come online in the Haynesville Shale



Arkansas
Louisiana
Texas
Miller
Lafayette
Columbia
Union
Bradley
Ashley
Claiborne
Union
Morehouse
Bossier
Webster
Lisbon Plant
Dubach
Caddo
Lincoln
Dubberly Plant
Elm Grove Plant
Bienville
Jackson
Richland
De Soto
Caldwell
Franklin
Winn
La Salle
Catahoula
Grant
Sabine
Haynesville Expansion Project: $653mm
Red River Lateral: $47mm
Legend
RGNC Plant Facility
RIGS Pipeline

Projects Announced	Description
Base Project	▪ Adds 1.1 Bcf/d of capacity with 46 miles of 36" pipe, 75 miles of 42" pipe and 14,200 HP of compression
Red River Lateral	▪ $47 million pipeline extension to increase capacity on RIGS ▪ Adds approximately 100,000 MMBtu/d of capacity, bringing total project capacity to ~1.2 Bcf/d

Business Review: Gathering and Processing Segment

Regency's gathering and processing operations are primarily located in Texas, Louisiana, Oklahoma and Kansas[1]

Mid-Continent	
Plants[2]	1
Gathering System Length (Miles)	3,470
Compression[3] (HP)	43,519
Plant Capacity (MMcf/d)	50
Focus: Consolidation	

West Texas	
Plants	1
Gathering System Length (Miles)	806
Compression[3] (HP)	58,008
Plant Capacity (MMcf/d)	125
Focus: Consolidation	

South Texas	
Treating Facilities	2
Gathering System Length (Miles)	541
Compression[3] (HP)	24,779
Plant Capacity (MMcf/d)	175
Focus: G&P, Treating	


CO
KS
PA
OK
AR
TX
LA
MAP LEGEND
Contract Compression Operating Base
Regency Gas System
Regency Regional Offices
Regency Corporate Headquarters - Dallas
Regency Gas Treating/ Processing Facility

East Texas	
Plants	1
Gathering System Length (Miles)	371
Compression[3] (HP)	20,009
Plant Capacity (MMcf/d)	70
Focus: G&P, Treating, Sulfur Recovery	

North Louisiana	
Plants[4]	4
Gathering System Length (Miles)	407
Compression[3] (HP)	58,937
Plant Capacity (MMcf/d) / (GPM)	525 / 60
Focus: G&P, Transportation	

[1] All information as of December 31, 2009; Regency also has minor operations in West Virginia and Colorado
[2] Excludes inactive Lakin plant which is included on map
[3] Compression does not include contract compression for third parties
[4] Haughton has been moved to gathering and processing segment as part of the Dubach expansion

Business Review:
Gathering and Processing Segment Performance

REGENCY ENERGY PARTNERS

- Despite a difficult commodity environment, including a steep decline in gas prices for the first three quarters of 2009, Regency's Gathering and Processing volumes and segment margin have remained relatively stable
  - In 2009, Regency announced two expansions to our Logansport gathering system in north Louisiana to meet growing Haynesville Shale demand
  - In the Eagle Ford Shale region of south Texas, Regency expanded and extended our virtual processing and NGL takeaway capability during 2009



Gathering and Processing Throughput and Adjusted Segment Margin1, 2
1,200
1,000
800
600
400
200
0
MMBtu/d (000s)
$56
$54
$52
$50
$48
$ in millions
1,039
985
982
1,024
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Gathering and Processing Throughput
Intersegment Volumes
G and P Adjusted Segment Margin

1 Intersegment volumes reflect volumes moved through both Regency's Gathering and Processing and Transportation segments
2 Transportation volumes assume 100% Joint Venture ownership

Business Review:
Gathering and Processing Segment Growth

- Regency's Logansport Expansions are expected to add an incremental 450-485 MMcf/d of gathering capacity, an incremental 435 MMcf/d of takeaway capacity and an incremental 300 MMcf/d of treating capacity



Logansport Expansion Phase 1 and 2
Amine Plant
Regency Delivery Point
Logansport Phase 1
Logansport Phase 2
Regency Field Services LLC Logansport

Projects Announced	Description	Completion Date / Expected Completion
Logansport Expansion Phase I	• $47 million extension of Logansport Gathering System in north Louisiana • Provides gathering customers with additional high-value takeaway options in DeSoto Parish, LA and Shelby County, TX	• Second Quarter 2010
Logansport Expansion Phase II	• $40 million expansion to gather gas from dedicated acreage to Logansport Phase I CP Interconnect	• Mid-Year 2010

Business Review:
Contract Compression Segment

- Core compression operations in Texas, Louisiana, Arkansas and Pennsylvania

HP by Region[1,2]

State	Total HP	# of Units
Gulf Coast	250,618	316
West	285,908	392
North	216,802	179
Total	**753,328**	**887**

HP by Size[1,2]

HP Range	Total HP	% of HP	# of Units
0 - 499	65,397	9%	361
500 - 999	74,826	10%	121
1,000 and over	613,105	81%	405
Total	**753,328**	**100%**	**887**


Pennsylvania
North Region (Areas 13 and 17-21)
West Region (Areas 2, 4, 6, 11, 12 and 15)
Gulf Coast Region (Areas 1, 3, 5, 7-9 and 14)

1 Excludes HP owned by Regency that is serviced by our Contract Compression Segment
2 Horsepower as of 12/31/2009

Business Review:
Contract Compression Segment Performance

- Regency's Contract Compression business averaged approximately 99% run-time for full-year 2009, with overall horsepower declining only 3% in 2009 compared to 2008 despite a drastic reduction in drilling rig counts
- Regency's 2009 performance demonstrates that our business model is stable and supported by long-term customer relationships and fee-based contracts

Revenue Generating Horsepower vs. US Onshore Gas Rig Count[1]



615,852
669,604
742,604
778,667
789,494
767,060
743,269
753,328
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Horsepower
Rig Count (% change)

Regency Contract Compression Performance



$60
45%
$20
51%
$20
53%
$19
52%
$19
53%
FY 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009E
EBITDA
% of EBITDA
$ in millions
EBITDA as Percentage of Revenue (%)

Despite a 46% decline in the US onshore gas rig count since September 2008, Regency's revenue generating horsepower has remained relatively flat over the same period

1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, February 16, 2010 and Regency internal analysis

Financial Review



Financial Review: Majority Fee-Based Portfolio

REGENCY ENERGY PARTNERS

- Since 2007, Regency has made a concerted effort to grow fee-based margins
  - 71% of Regency's Adjusted Segment Margin in 2009 was attributable to stable, fee-based cash flows
  - Only 5% of Adjusted Segment Margin is expected to be subject to commodity price fluctuations in 2010



FY 2007
22%
42%
35%
FY 2008
17%
19%
64%
FY 2009
2%
27%
71%
FY 2010E
5%
21%
74%
Fee Based
Hedged Commodity
Unhedged Commodity

Long-term target is to achieve 80% of adjusted segment margin derived from fee-based cash flows

Financial Review: Commodity Price Risk Management

REGENCY ENERGY PARTNERS

- Regency believes that maintaining a strong hedging program enables us to more accurately project and maintain stable cash flows
- We expect to execute additional hedges for 2011 through the balance of the first quarter of 2010 to bring our 2011 total hedge percentages to approximately 55% for NGLs and approximately 55% for condensate



NGL Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
81%
80%
79%
80%
67%
45%
23%
0%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge



Condensate Equity Production vs. Hedged
Bbl/d
800
600
400
200
-
84%
83%
84%
84%
84%
56%
29%
0%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge



Natural Gas Production vs. Hedged
Bbl/d
10,000
8,000
6,000
4,000
2,000
-
83%
84%
85%
87%
55%
55%
0%
0%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge

Financial Review: Commodity Price Risk Management

- In aggregate, 80% of NGLs, 84% of condensate and 85% of natural gas are hedged for 2010
- 34% of NGLs, 42% of condensate and 27% of natural gas are hedged for 2011

Executed Hedges by Product

	2010		2011	
	Bbl/d	Price ($/gal)	Bbl/d	Price ($/gal)
Ethane	1,558	$0.52	656	$0.51
Propane	1,037	$1.40	414	$1.00
Iso Butane	255	$1.75	-	-
Normal Butane	445	$1.76	279	$1.31
Natural Gasoline	390	$2.32	157	$1.65
	Bbl/d	Price ($/Bbl)	Bbl/d	Price ($/Bbl)
WTI	650	$121.30	324	$82.46
	MMbtu / d	Price ($/MMbtu)	MMbtu / d	Price ($/MMbtu)
Natural Gas (MMbtu/d)	8,000	$5.91	2,479	$6.57

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon

Financial Review: Commodity Price Risk Management

DCF Sensitivity to Commodity Price Changes - 2010

Change in WTI Price ($/bbl); rows: Change in Natural Gas Price ($/MMbtu)

($ in millions)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (3.0)	$ (0.5)	$ 2.0
Flat	$ (2.5)	$ 0	$ 2.5
Increase $1.00	$ (2.0)	$ 0.5	$ 3.0

- Regency has length in natural gas due to a concerted effort to minimize 'keep-whole' exposure
- A $10.00 per Bbl movement in Crude along with the same percentage change in NGL pricing will result in a $2.5 million change in Regency's full year DCF
- A $1.00 per MMbtu movement in Natural Gas pricing will result in a $0.5 million change in Regency's full year DCF

Financial Review: Liquidity Update

- In 2009, Regency prudently managed its balance sheet by opportunistically accessing the capital markets to finance accretive growth projects using a combination of debt and equity
  - Total availability under our revolving credit facility was $453 million at year-end 2009

Capitalization Summary		December 31, 2008		December 31, 2009
		$ in millions		
Cash and cash equivalents [1]	$	0.6	$	9.8
Total Long-Term Debt:				
Revolving credit facility	$	768.7	$	419.6
Senior notes	$	357.5	$	594.7
Total debt	$	1,126.2	$	1,014.3
Convertible redeemable preferred units		-	$	51.7
Partners' Capital:				
Common Units		989.6		1,211.6
General partner interest		29.3		19.2
Accumulated other comprehensive income		67.4		(2.0)
Noncontrolling interest		-		14.1
Total partners' capital	$	1,086.3	$	1,242.9
Total Capitalization	$	2,212.5	$	2,308.9
Debt/Capitalization		51%		44%

1 Excludes restricted cash

Financial Review: Capital Spend for 2010

- Our anticipated 2010 organic growth capital expenditures of $167 million include:
  - $137 million related to Gathering and Processing, of which $77 million relates to previously approved Haynesville projects in our Gathering and Processing and Transportation Segments
  - $14 million related to Contract Compression
  - $8 million related to Corporate and Others
  - $8 million related to the Haynesville Joint Venture, which represents Regency's 43% proportionate share

Q&A



Appendix



Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended			
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
	($ in thousands)			
Net (loss) income	$ (3,347)	$ (10,543)	$ 5,955	$ 148,424
Add (deduct):				
Interest expense, net	22,028	22,173	19,568	14,227
Depreciation and amortization	28,759	27,009	26,236	27,889
Income tax (benefit) expense	(484)	(196)	(515)	100
EBITDA (1) (2)	$ 46,956	$ 38,443	$ 51,244	$ 190,640
Add (deduct):				
Non-cash loss (gain) from derivatives	2,124	9,332	(2,728)	(3,565)
(Gain) loss on asset sales, net	105	(109)	651	(133,931)
Income from unconsolidated subsidiary	(2,431)	(3,532)	(1,587)	(336)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (3)	3,621	3,890	3,288	599
Other expense, net	698	963	97	728
Adjusted EBITDA	$ 51,073	$ 48,987	$ 50,965	$ 54,135

(1) Earnings before interest, taxes, depreciation and amortization.

(2) EBITDA for the three months ending June 30, 2009 and March 31, 2009 varies from previously disclosed amounts as a result of new accounting pronouncement that requires disclosing non-controlling interest in income separately on the face of the income statement.

(3) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Net income	$ 5,655	$ 9,018	$ 4,177	$ 884
Add (deduct):				
Depreciation and amortization	2,669	733	4,443	669
Interest expense	93	65	-	-
(Gain) loss on asset sales, net	-	(13)	13	-
Other expense, net	5	3	19	23
Haynesville Joint Venture's Adjusted EBITDA	$ 8,422	$ 9,806	$ 8,652	$ 1,576

Non-GAAP Reconciliation[1]

	Three Months Ended			
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
	($ in thousands)			
Adjusted Total Segment Margin	$ 91,717	$ 90,342	$ 93,467	$ 103,885
Adjusted Total Segment Margin for Haynesville Joint Venture (a)	12,157	13,535	12,643	2,002
Combined Adjusted Total Segment Margin	$ 103,874	$ 103,877	$ 106,110	$ 105,887
Combined Transportation Segment Margin (b)	12,157	13,535	12,803	13,556
Contract Compression Segment Margin	34,163	34,085	35,800	36,980
Corporate & Others Segment Margin	3,913	2,618	3,704	1,049
Inter-segment Elimination	(1,611)	(1,208)	(976)	(809)
Combined Adjusted Gathering and Processing Segment Margin	$ 55,252	$ 54,847	$ 54,779	$ 55,111

(a) Adjusted total segment margin for Haynesville Joint Venture is calculated as follows:

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Net income	$ 5,655	$ 9,018	$ 4,177	$ 884
Add (deduct):				
Operation and maintenance	1,852	2,563	2,845	325
General and administrative	2,011	1,766	1,675	228
Depreciation and amortization	2,669	733	4,443	669
Interest expense	93	65	-	-
(Gain) loss on asset sales, net	-	(13)	13	-
Other income and deductions, net	(123)	(597)	(510)	(104)
Adjusted total segment margin	$ 12,157	$ 13,535	$ 12,643	$ 2,002

(b) Combined transportation segment margin sums 100 percent of the segment margin of the Haynesville Joint Venture and RIGS.

[1] The above table presents combined adjusted total segment margin, which adds adjusted total segment margin to the Haynesville Joint Venture's adjusted total segment margin.

Gathering and Processing Segment

REGENCY ENERGY PARTNERS

	Three Months Ended			
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
	($ in thousands)			
Gathering and Processing Segment				
Financial data (1)(2):				
Segment margin	$ 54,828	$ 59,501	$ 57,507	$ 58,676
Adjusted segment margin	55,252	54,847	54,779	55,111
Operating data:				
Throughput (MMbtu/d)	1,023,720	981,925	984,718	1,038,707
NGL gross production (Bbls/d)	25,395	21,814	22,024	22,271

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments.
(2) June 30, 2009 Segment margin and adjusted segment margin vary from previously disclosed amounts due to reclass of related parties revenues and cost of sales between the gathering and processing segment and corporate and others segment.

Combined Transportation Segment

	Three Months Ended December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
	($ in thousands)			
Transportation Segment				
Financial data:				
Segment margin	$ -	$ -	$ 160	$ 11,554
Operating data:				
Throughput (MMbtu/d)	-	-	-	810,848

	Three Months Ended December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
	($ in thousands)			
Combined Transportation Segment(1)				
Financial data:				
Segment margin	$ 12,157	$ 13,535	$ 12,803	$ 13,556
Operating data:				
Throughput (MMbtu/d)	640,166	735,565	745,178	810,848

(1) Combined Transportation segment sums 100 percent of the segment margin of the Haynesville Joint Venture and RIGS.

Contract Compression Segment

	Three Months Ended			
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
	($ in thousands)			
Contract Compression Segment				
Financial data:				
Segment margin	$ 34,163	$ 34,085	$ 35,800	$ 36,980
Operating data:				
Revenue generating horsepower	753,328	743,289	767,060	789,494
Average horsepower per revenue generating compression unit	849	836	846	858